EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher D. Strong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Union Drilling, Inc. on Form 10-Q for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Union Drilling, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Union Drilling, Inc.

By:	/s/ Christopher D. Strong

Name: Title: Date:	Christopher D. Strong President and Chief Executive Officer May 9, 2007